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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 13, 2001
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                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


          2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032 (Address of principal executive offices, including zip code)


                             (281) 618-4700
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

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Item 7.(c)

Exhibits                                                              Reference

        (99.1)   Slide presentation accompanying the March 13, 2001
        presentation to investors at the CIBC World Markets Annual
        Energy Conference in Boston and simultaneous webcast
        announcing the Company's 2000 results and outlook and
        business strategy for 2001.                                   p. 3 - 11


Item 9.

Regulation FD Disclosures

         On March 13, 2001, Southwestern Energy Company made a presentation to investors at the CIBC World Markets Annual Energy Conference in Boston. Harold
M. Korell, President and Chief Executive Officer, discussed the Company's 2000 results and outlook and business strategy for 2001. The accompanying slideshow was made available on the Company's web site (www.swn.com) the day of the presentation and is furnished herewith as Exhibit 99.1.

         Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               SOUTHWESTERN ENERGY COMPANY
                                               ---------------------------
                                                       Registrant



DATE:  March 14, 2001                          BY:   /s/ GREG D. KERLEY
     ------------------                        ---------------------------
                                                     Greg D. Kerley
                                                 Executive Vice President
                                               and Chief Financial Officer



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